UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2013

Date of reporting period: March 31, 2013

Item 1. Reports to Stockholders.

Poplar Forest Partners Fund

A Series of Advisors Series Trust

www.poplarforestfunds.com

Semi-Annual Report
March 31, 2013

POPLAR FOREST PARTNERS FUND

To my partners,

I’m pleased to report that patience and adherence to our investment process has been rewarded with solid investment results for the last six months.  Despite political alarmism, the economy and the stock market continue to improve amidst warning cries about “sequestration” and the “fiscal cliff” that preceded it.  Payroll tax rates increased on January 1st, the sequestration officially kicked in on March 1st, yet the economy continued to grow.  A financial crisis in Cyprus and political challenges in Italy have put Europe back in the spotlight, yet the stock market continued to climb and the S&P 500® Index (along with many other indices) finished the quarter at a new all-time high.

Average Annual Total Returns as of March 31, 2013

Since Inception
	6 Months	1 Year	3 Years	(12/31/09)
Poplar Forest Partners Fund
Class A Shares; with load	+16.20%	+12.89%	+8.62%	+11.21%
Class A Shares; without load	+22.31%	+18.84%	+10.49%	+12.99%
Institutional Class Shares	+22.47%	+19.17%	+10.78%	+13.27%
S&P 500® Index	+10.19%	+13.96%	+12.67%	+13.48%

Expense Ratio Class A Shares: 1.58% Gross; 1.25% Net of fee waiver
Expense Ratio Institutional Class Shares: 1.33% Gross; 1.00% Net of fee waiver

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 877-522-8860.  Performance for Class A Shares with load reflects a maximum 5.00% sales charge.  Class A Shares without load does not take into account any sales charges which would reduce performance.  Expense Ratio Net of fee waiver reflects contractual fee waiver in effect through at least 1/27/2014.

Over the last six months, the Fund benefitted from increasing investor confidence in the economy.  Stocks, as measured by the S&P 500® Index, were up an impressive 10% over the six month period ended March 31, 2013.  Our exposure to financial service stocks contributed positively to our results as did our more economically-sensitive investments.  During the period, the investments that contributed to our results were Bank of America Corp., Citigroup, Inc., Lincoln National Corp., Sealed Air Corp. and Robert Half International, Inc.  Only three stocks produced a negative return in the period: Microsoft Corp., Warner Chilcott PLC and Carnival Corp.  IBM and Abbott Labs generated positive returns during the period, but they were the “least helpful” in generating our gains in the period.

The beginning of baseball season is one of my favorite times of the year.  There is something magical about spring training; at this point in the season, every team still has a chance to win the World Series.  While there are many reasons I love baseball,

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part of the draw is math – does any sport generate as many statistics as baseball?  I’m also drawn to a sport with 162 games; making the playoffs depends on playing good fundamental ball every day.  Winning just 55% of the year’s games usually results in a team making the playoffs.  Winning 100 games (62%) almost assures a team of having the best record in baseball in a given year.  There are many parallels between baseball and investing and if we can “win” 60% of our “games,” we’ll be among the elite teams in investing.

One of my favorite investment books happens to be a baseball story.  In Moneyball, Michael Lewis shares Manager Billy Beane’s unconventional approach to building the Oakland A’s baseball team.  He focused on 1) winning by not losing and 2) picking players based on how they played, not on how they looked.  He brought a value investor’s discipline to a notoriously superficial player evaluation process.  Baseball analyst Bill James summed it up: “If you care to think about it at all you have to realize, as soon as you acquire a taste for independent thought, that a great portion of the sport’s traditional knowledge is ridiculous hokum.”  Billy Beane relied on the principles expressed by Bill James in the same way I use concepts espoused by Ben Graham, Warren Buffett and Phil Fisher.

Billy Beane and his team of analysts focused on overlooked players with a history of getting on base (and thereby avoiding making an out).  Their work suggested that a high on-base percentage was the best predictor of winning games.  Interestingly, on-base percentage is a statistic that doesn’t even appear in baseball box scores despite its value.  Players’ batting averages, stolen base and home run totals are easy to find, but on-base percentages take a little more digging.  The A’s compared players’ salaries (their price) to their assessment of those players’ ability to enhance the team’s results.  This approach is quite similar to our comparison of a stock’s price to our assessment of the underlying company’s normalized free cash flow.

One story in Moneyball rings particularly true to me.  The Red Sox had given up on catcher Scott Hatteberg due to an arm injury that appeared to greatly minimize his value as a catcher.  Where the Sox saw a washed up catcher, the A’s saw an attractive on-base percentage.  The A’s acquired Hatteberg at a very low price and moved him to first base where he proved to be a highly valuable addition to the team.  As Assistant General Manager Paul DePodesta put it: “I get excited about a guy when he has something about him that causes everyone else to overlook him and I know that is something that just doesn’t matter.”  If you substitute “company” for “guy” in the preceding sentence, you have a very good description of the Poplar Forest approach to picking stocks.

Like Billy Beane’s A’s, we try to win by avoiding losses; we do this by focusing on high quality companies.  And while the A’s focused on on-base percentage, we focus on normalized free cash flow.  We love out of favor, under-appreciated companies that have been shunned by investors – we love the corporate equivalent of Scott Hatteberg.  In assembling our team (portfolio), we generally:

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invest in a focused portfolio of, what we believe to be, high quality companies which include

•established large and mid-sized companies,

•that have historically generated free cash flow and therefore,

•have strong balance sheets, and

•a history of paying dividends,

when their future prospects are under-appreciated by investors because

•current results are disappointing, or

•the company is believed to be slow growing, or

•the business is unfashionable.

Picking Players for Our Team – Does Stock Selection Matter?

While I believe a contrarian, price-sensitive investment program can deliver superior long-term results, there are periods when those decisions look misplaced.  Billy Beane’s unconventional approach to building a baseball team produced great results relative to the money invested in his players, but the A’s didn’t always make the playoffs.  Sometimes the World Series champion is the team which worries less about player value and is willing to have the highest payroll in the belief that paying up produces the best results.  While there are many ways to build a baseball team, there are even more ways to build an investment portfolio.  Just as no team makes the World Series every year, no investment process can beat the market every year.  That said, we believe that a consistent application of our investment discipline should produce very satisfactory results in the long run.

For the last five or six years, careful stock selection has often been overwhelmed by exogenous “macro” factors like the bursting of the housing bubble and the ensuing financial crises at home and abroad.  Individual company fundamentals mattered far less than monetary policy, banking regulation and perceived economic growth in China.  We’ve lived in a “macro” world where making industry “bets” outweighed old fashioned “stock picking.”  While we have opinions on the macro questions of the day, those opinions rarely drive our investment decisions.  While we monitor the macro environment, we focus on building our portfolio from the bottom up, one company at a time.

In contrast to past periods where industry exposure was a major determinant of relative investment results, there are signs that “stock picking” may be growing in importance.  For example, in the last three months, our five best stocks were in five different sectors and our five worst stocks were also from five different industries.

Fiscal and Monetary Stimulus – Steroids for the Economy

I started this letter with talk of pitchers and catchers reporting for spring training.  That wasn’t the only news for baseball fans this quarter.  In January, the results of annual balloting for new inductees to the Hall of Fame were announced.  This was a notable year as it was only the eighth time in 57 years, and the first year since 1996,

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when no one was elected to the Hall.  This is all the more interesting when one considers that Roger Clemens and Barry Bonds were both eligible for election for the first time.  From a statistical perspective, Clemens and Bonds both generated results that would normally have earned a first ballot election to the Hall of Fame.

Statistical results may make interesting reading, but there is often more to a story than numbers alone.  In the case of Clemens and Bonds (as well as Mark McGuire and Sammy Sosa), allegations of steroid use called into question the veracity of their accomplishments.  I’m hopeful that the punishment meted out in baseball and in other sports will reduce the use of steroids and other performance enhancing drugs, but the desire to win leads too many to break the rules too often.  That said, steroids aren’t inherently bad.

There are two classes of steroids: corticosteroids and anabolic (or androgenic) steroids.  Corticosteroids are used to reduce inflammation; in contrast, anabolic steroids are used to build muscle and repair tissue.   And even though anabolic steroids have been associated with cheating in sports, they do have multiple legitimate medical uses.  As I said, steroids aren’t inherently bad; however, their misuse can be a real problem.

In the same way appropriate steroid use can help cure a sick patient, fiscal and monetary stimulus can help cure a sick economy.  During the Great Recession the U.S. economy was sicker than it had been in two generations and our economic doctors prescribed record amounts of economic steroids to help cure our ailments.  The medicine appears to be working.  The question now is how quickly can the dosage of economic steroids be reduced?

The fear is that cutting back too quickly on stimulus will throw the economy back into recession.  However, waiting too long raises the risk of inflation and/or asset price bubbles.  Monetary stimulus helped in the recovery from the bursting of the tech bubble, but stimulus wasn’t removed quickly enough and the result was the housing bubble. If stimulus is removed too quickly, we could get a recession; if the Fed waits too long, we could have other problems.  As in the case of steroids, when does proper use become misuse?

We are watching for variables to help answer our questions about the use of fiscal and monetary stimulus: the Federal budget deficit (a measure of fiscal stimulus), 10-year U.S. Treasury bond yields (a measure of monetary stimulus), Real U.S. Treasury Yields (a measure of implied inflation) and the unemployment rate (the Federal Reserve’s preferred measure of economic strength).  These variables suggest mixed economic progress in recent months.

While the Federal Reserve has acknowledged the need to reduce monetary stimulus in the future, they do not want to do this at the same time that fiscal stimulus is being removed (lower Federal budget deficits).  I worry a little that interest rates aren’t higher as this suggests to me a less robust economy.  Many industrial metals, like copper, are also showing signs of weakness and this is something that we will

POPLAR FOREST PARTNERS FUND

monitor.  All in all, improving employment, recovery in the housing market and other positives outweigh my worries for now – I think the U.S. economy is slowly healing – but we are watching for signs of trouble.

Outlook

I remain optimistic about the long-term opportunity we are presented with today, but I believe we will continue the pattern of one step back for every two steps forward.  I would not be surprised to see a 5-10% correction in stock prices sometime this year, but since our bottom up investment process has continued to identify attractive investment opportunities, our cash position remains modest.  During the quarter, we traded away three companies (Fortune Brands Home & Security, State Street and Time Warner Cable) and added two.  We are currently invested in 29 companies that collectively trade at a more than 20% discount to the broad market’s price to earnings (P/E) ratio.

While stock prices have increased impressively from the lows of four years ago, we continue to view stocks as being attractive relative to other investment alternatives.  Investors seem far from enthusiastic about stocks with many anticipating a correction.  We may have disruptions along the way (a 5-10% decline wouldn’t surprise us), but we remain optimistic about the outlook and expect to continue moving higher over time.  That said, we are unlikely to continue to enjoy gains on par with the last six months.

We have patience, a disciplined investment process and, we are not afraid to make investments that are contrary to the collective thinking of the crowd.  To paraphrase Oakland A’s Assistant General Manager Paul DePodesta, we continue to be excited about companies that worry other investors when we believe that worry is something that just doesn’t matter in the long run.  We will continue to look for opportunities to add the corporate equivalent of Scott Hatteberg to our lineup and we will trade away players when their values appear to be more broadly recognized by the market.

Since my last letter, we’ve had a number of new client partners join us.  To all of our new client partners, I say: “Welcome aboard!”  And, as always, I want to thank each of you for the trust you’ve placed in us.

J. Dale Harvey
April 18, 2013

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in medium-sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund

POPLAR FOREST PARTNERS FUND

invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Fund holdings and sector allocations are subject to change at any time, and should not be considered a recommendation to buy or sell any security.  For a complete list of holdings, please refer to the Schedule of Investments in this report.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is not possible to invest directly in an index.

The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Poplar Forest Capital LLC is the adviser to the Poplar Forest Partners Fund which is distributed by Quasar Distributors, LLC.

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SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2013 (Unaudited)

Percentages represent market value as a percentage of total investments.

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EXPENSE EXAMPLE at March 31, 2013 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Poplar Forest Partners Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/12 – 3/31/13).

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% and 1.00% per the operating expenses limitation agreement for the Poplar Forest Partners Fund – Class A shares and the Poplar Forest Partners Fund – Institutional Class shares, respectively.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is different from the Fund’s actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

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EXPENSE EXAMPLE at March 31, 2013 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	10/1/12	3/31/13	10/1/12 – 3/31/13*
Class A Shares

Actual	$1,000.00	$1,223.10	$6.93

Hypothetical (5% return	$1,000.00	$1,018.70	$6.29
before expenses)

Institutional Class Shares

Actual	$1,000.00	$1,224.70	$5.55

Hypothetical (5% return	$1,000.00	$1,019.95	$5.04
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account values over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.  The annualized expense ratios of the Poplar Forest Partners Fund – Class A shares and the Poplar Forest Partners Fund – Institutional Class shares are 1.25% and 1.00%, respectively.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited)

Shares	COMMON STOCKS – 97.1%	Value

	Administrative and Support Services – 3.9%
243,000	Robert Half International, Inc.	$9,119,790

	Chemical Manufacturing – 7.1%
305,000	Avon Products, Inc.	6,322,650
147,500	Eli Lilly & Co.	8,376,525
150,000	Warner Chilcott PLC – Class A (a)	2,032,500
		16,731,675

	Computer and Electronic
	Product Manufacturing – 14.6%
495,000	Hewlett-Packard Co.	11,800,800
14,000	International Business Machines Corp.	2,986,200
220,000	TE Connectivity (a)	9,224,600
1,200,000	Xerox Corp.	10,320,000
		34,331,600

	Credit Intermediation and Related Activities – 12.2%
785,000	Bank of America Corp.	9,561,300
220,000	Citigroup, Inc.	9,732,800
200,000	JPMorgan Chase & Co.	9,492,000
		28,786,100

	Electrical Equipment,
	Appliance, and Component – 2.6%
51,000	Whirlpool Corp.	6,041,460

	Insurance Carriers and Related Activities – 16.7%
185,000	Aetna Inc.	9,457,200
210,000	Allstate Corp.	10,304,700
225,000	American International Group, Inc. (b)	8,734,500
331,000	Lincoln National Corp.	10,793,910
		39,290,310
	Machinery Manufacturing – 5.4%
125,000	Baker Hughes, Inc.	5,801,250
295,000	General Electric Co.	6,820,400
		12,621,650

	Miscellaneous Manufacturing – 4.0%
129,000	Baxter International Inc.	9,370,560

	Miscellaneous Store Retailers – 3.9%
680,000	Staples, Inc.	9,132,400

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited), Continued

Shares		Value

	Oil and Gas Extraction – 2.0%
295,000	WPX Energy, Inc. (b)	$4,725,900

	Paper Manufacturing – 3.6%
355,000	Sealed Air Corp.	8,559,050

	Printing and Related Support Activities – 5.2%
147,000	Avery Dennison Corp.	6,331,290
500,000	R. R. Donnelley & Sons Co.	6,025,000
		12,356,290

	Professional, Scientific,
	and Technical Services – 3.6%
145,000	Omnicom Group Inc.	8,540,500

	Publishing Industries – 10.1%
415,000	Electronic Arts Inc. (b)	7,345,500
155,000	McGraw-Hill Companies, Inc.	8,072,400
287,500	Microsoft Corp.	8,225,375
		23,643,275

	Water Transportation – 2.2%
148,000	Carnival Corp.	5,076,400
	TOTAL COMMON STOCKS
	(Cost $181,077,511)	228,326,960

	SHORT-TERM INVESTMENTS – 2.8%
6,494,143	Fidelity Institutional Money Market
	Portfolio – Select Class, 0.10% (c)	6,494,143
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $6,494,143)	6,494,143
	Total Investments in Securities
	(Cost $187,571,654) – 99.9%	234,821,103
	Other Assets in Excess of Liabilities – 0.1%	360,696
	NET ASSETS – 100.0%	$235,181,799

(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield at March 31, 2013.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES at March 31, 2013 (Unaudited)

ASSETS
Investments in securities, at value (identified cost $187,571,654)	$234,821,103
Cash	4
Receivables
Fund shares issued	858,376
Dividends and interest	441,044
Prepaid expenses	16,106
Total assets	236,136,633

LIABILITIES
Payables
Fund shares redeemed	673,443
Due to Adviser	145,002
12b-1 fees	41,815
Custody fees	2,434
Administration fees	37,429
Transfer agent fees and expenses	19,451
Audit fees	9,472
Fund accounting fees	12,695
Chief Compliance Officer fee	1,488
Accrued expenses	11,605
Total liabilities	954,834
NET ASSETS	$235,181,799

CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$73,283,383
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	2,036,165
Net asset value and redemption price per share	$35.99

Maximum offering price per share
(Net asset value per share divided by 95.00%)	$37.88

Institutional Class Shares
Net assets applicable to shares outstanding	$161,898,416
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	4,487,429
Net asset value, offering and redemption price per share	$36.08

COMPONENTS OF NET ASSETS
Paid-in capital	$183,365,099
Accumulated net investment income	927,524
Accumulated net realized gain from investments	3,639,727
Net unrealized appreciation on investments	47,249,449
Net assets	$235,181,799

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2013 (Unaudited)

INVESTMENT INCOME
Income
Dividends	$2,637,430
Interest	3,158
Total income	2,640,588
Expenses
Advisory fees (Note 4)	996,560
Administration fees (Note 4)	107,204
12b-1 fees – Class A shares (Note 5)	80,038
Transfer agent fees and expenses (Note 4)	55,550
Fund accounting fees (Note 4)	41,534
Registration fees	25,671
Custody fees (Note 4 and Note 7)	9,879
Audit fees	9,476
Printing and mailing expense	6,508
Trustees fees	6,253
Legal fees	4,850
Chief Compliance Officer fee (Note 4)	4,488
Insurance expense	4,012
Interest expense (Note 7)	5
Miscellaneous	5,841
Total expenses	1,357,869
Less: Advisory fees waived by Adviser (Note 4)	(281,271)
Net expenses	1,076,598
Net investment income	1,563,990

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	3,486,151
Net change in unrealized appreciation on investments	36,424,602
Net realized and unrealized gain on investments	39,910,753
Net Increase in Net Assets Resulting from Operations	$41,474,743

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year
	March 31, 2013	Ended
	(Unaudited)	September 30, 2012
NET INCREASE/(DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,563,990	$2,034,893
Net realized gain from investments	3,486,151	689,950
Net change in unrealized appreciation/
(depreciation) on investments	36,424,602	28,876,030
Net increase in net assets
resulting from operations	41,474,743	31,600,873
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A Shares	(664,568)	(383,633)
Institutional Class Shares	(1,531,051)	(1,046,730)
From net realized gain on investments
Class A Shares	(245,919)	(7,650)
Institutional Class Shares	(469,587)	(16,953)
Total distributions to shareholders	(2,911,125)	(1,454,966)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	13,753,163	22,712,179
Total increase in net assets	52,316,781	52,858,086
NET ASSETS
Beginning of period	182,865,018	130,006,932
End of period	$235,181,799	$182,865,018
Accumulated net investment income	$927,524	$1,559,153

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Class A Shares

	Six Months Ended		Year
	March 31, 2013		Ended
	(Unaudited)		September 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	272,562	$8,749,442	783,548	$21,848,626
Shares issued on
reinvestments of distributions	25,891	797,716	13,822	359,647
Shares redeemed	(236,916)	(7,539,419)	(387,626)	(10,991,090)
Net increase	61,537	$2,007,739	409,744	$11,217,183
Institutional Class Shares
	Six Months Ended		Year
	March 31, 2013		Ended
	(Unaudited)		September 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,047,916	$33,735,970	1,283,790	$37,113,234
Shares issued on
reinvestments of distributions	39,274	1,212,401	26,621	693,495
Shares redeemed	(736,258)	(23,202,947)	(953,976)	(26,311,733)
Net increase	350,932	$11,745,424	356,435	$11,494,996

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares

	Six Months				December 31,
	Ended				2009*
	March 31,		Year Ended		through
	2013		September 30,		September 30,
	(Unaudited)		2012	2011	2010
Net asset value, beginning of period	$29.86		$24.27	$26.16	$25.00
Income from investment operations:
Net investment income^	0.23		0.31	0.26	0.17
Net realized and unrealized
gain/(loss) on investments	6.35		5.51	(1.91)	0.99
Total from investment operations	6.58		5.82	(1.65)	1.16
Less distributions:
From net investment income	(0.33)		(0.23)	(0.10)	—
From net realized gain
on investments	(0.12)		(0.00)#	(0.14)	—
Total distributions	(0.45)		(0.23)	(0.24)	—
Net asset value, end of period	$35.99		$29.86	$24.27	$26.16

Total return	22.31	%+	24.14%	-6.44%	4.64	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$73,283		$58,954	$37,987	$18,200

Ratio of expenses to average net assets:
Before fee waiver	1.53	%++	1.58%	1.61%	2.24	%++
After fee waiver	1.25	%++	1.25%	1.25%	1.25	%++

Ratio of net investment income/
(loss) to average net assets:
Before fee waiver	1.15	%++	0.77%	0.54%	(0.11	%)++
After fee waiver	1.43	%++	1.10%	0.90%	0.88	%++

Portfolio turnover rate	18.11	%+	29.19%	22.48%	10.29	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Less than $0.01.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class Shares

	Six Months				December 31,
	Ended				2009*
	March 31,		Year Ended		through
	2013		September 30,		September 30,
	(Unaudited)		2012	2011	2010
Net asset value, beginning of period	$29.96		$24.34	$26.20	$25.00
Income from investment operations:
Net investment income^	0.26		0.38	0.33	0.24
Net realized and unrealized
gain/(loss) on investments	6.38		5.52	(1.91)	0.96
Total from investment operations	6.64		5.90	(1.58)	1.20
Less distributions:
From net investment income	(0.40)		(0.28)	(0.14)	—
From net realized gain on investments	(0.12)		(0.00)#	(0.14)	—
Total distributions	(0.52)		(0.28)	(0.28)	—
Net asset value, end of period	$36.08		$29.96	$24.34	$26.20

Total return	22.47	%+	24.45%	-6.18%	4.80	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$161,899		$123,911	$92,020	$28,341

Ratio of expenses to average net assets:
Before fee waiver	1.28	%++	1.33%	1.36%	1.94	%++
After fee waiver	1.00	%++	1.00%	1.00%	1.00	%++

Ratio of net investment income
to average net assets:
Before fee waiver	1.35	%++	1.02%	0.81%	0.30	%++
After fee waiver	1.63	%++	1.35%	1.17%	1.24	%++

Portfolio turnover rate	18.11	%+	29.19%	22.48%	10.29	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Less than $0.01.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

The Poplar Forest Partners Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The investment objective of the Fund is to seek long-term growth of capital.  The Fund currently offers Class A shares and Institutional Class shares.  Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested.  The Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2009.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2010-2012, or expected to be taken in the Fund’s 2013 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund based upon their relative net

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of March 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  The Fund’s investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price doesn’t represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed and ratified by the Board.

Short-Term Securities:  Short-term securities having a maturity of 60 days or  less are valued at amortized cost, which approximates market value.  To the extent the inputs

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support
and Waste Management	$9,119,790	$—	$—	$9,119,790
Finance and Insurance	68,076,410	—	—	68,076,410
Information	23,643,275	—	—	23,643,275
Manufacturing	80,467,685	—	—	80,467,685
Mining, Quarrying, and Oil
and Gas Extraction	4,725,900	—	—	4,725,900
Retail Trade	9,132,400	—	—	9,132,400
Professional, Scientific, and
Technical Services	8,540,500	—	—	8,540,500
Transportation and Warehousing	5,076,400	—	—	5,076,400
Wholesale Trade	10,544,600	—	—	10,544,600
Total Common Stocks	228,326,960	—	—	228,326,960
Short-Term Investments	6,494,143	—	—	6,494,143
Total Investments
in Securities	$234,821,103	$—	$—	$234,821,103

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at March 31, 2013, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the six months ended March 31, 2013.

New Accounting Pronouncement:  In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Fund is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended March 31, 2013, Poplar Forest Capital, LLC (the “Adviser”) provided the Fund with investment management services under an Investment Advisory Agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the six months ended March 31, 2013, the Fund incurred $996,560 in advisory fees.

The Fund is responsible for its own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.25% and 1.00% of average daily net assets of the Fund’s Class A and Institutional Class shares, respectively.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended March 31, 2013, the Adviser reduced its fees in the amount of $281,271; no amounts were reimbursed to the Adviser.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $1,337,878 at March 31, 2013.  The expense limitation will remain in effect through at least January 27, 2014, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2013	$170,422
2014	363,337
2015	522,848
2016	281,271
$1,337,878

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the six months ended March 31, 2013, the Fund incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration	$107,204
Fund Accounting	41,534
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	45,993
Custody	9,879
Chief Compliance Officer	4,488

At March 31, 2013, the Fund had payables due to USBFS for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

Administration	$37,429
Fund Accounting	12,695
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	15,036
Custody	2,434
Chief Compliance Officer	1,488

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

distribution and service activities, not reimbursements for specific expenses incurred.  For the six months ended March 31, 2013, the Class A shares paid the Distributor $80,038.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2013, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $48,192,914 and $35,366,421, respectively.

NOTE 7 – LINE OF CREDIT

The Fund has a line of credit in the amount of $5,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the six months ended March 31, 2013, the Fund drew upon its line of credit.  The Fund had an average outstanding balance of $9,148, a weighted average interest rate of 3.25%, and incurred interest expense of $5.  The maximum amount outstanding during the six months ended March 31, 2013 was $1,289,000.  At March 31, 2013, the Fund had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and securities transferred to the Fund.

The tax character of distributions paid by the Fund during the six months ended March 31, 2013 and the year ended September 30, 2012 was as follows:

	Six Months Ended	Year Ended
	March 31, 2013	September 30, 2012
Ordinary income	$2,195,619	$1,430,363
Long-term capital gains	715,506	24,603

Ordinary income distributions may include dividends paid from short-term capital gains.

POPLAR FOREST PARTNERS FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

As of September 30, 2012, the Fund’s most recently completed fiscal year end, the components of capital on a tax basis were as follows:

Cost of investments (a)	$171,801,363
Gross unrealized appreciation	24,059,283
Gross unrealized depreciation	(13,214,682)
Net unrealized appreciation	10,844,601
Undistributed ordinary income	1,559,153
Undistributed long-term capital gain	849,328
Total distributable earnings	2,408,481
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$13,253,082

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales and a tax-free transfer of securities.

POPLAR FOREST PARTNERS FUND

NOTICE TO SHAREHOLDERS at March 31, 2013 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-522-8860 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-522-8860.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-877-522-8860.

POPLAR FOREST PARTNERS FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 4-6, 2012, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the continuance of the Advisory Agreement for the Poplar Forest Partners Fund (the “Fund”) with Poplar Forest Capital LLC (the “Adviser”) for another annual term.  At this meeting, and at a prior meeting held on October 24-25, 2012, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT.  The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio manager, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, and the Adviser’s business continuity plan. The Board also considered its knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss various marketing and compliance topics, including the Adviser’s diligence in risk oversight. The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund as of August 31, 2012 on both an absolute basis, and in comparison to both benchmarks and its peer funds as classified by Lipper and Morningstar.  While the Board considered performance over both short and long term periods, it placed less emphasis on very short term performance and greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ

POPLAR FOREST PARTNERS FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

significantly from funds in the peer universe. In reviewing the performance of the Fund, the Board took into account that the Fund was newer, with less than three years of performance history.

The Board noted that the Fund’s performance, with regard to its Lipper and Morningstar comparative universes, was below its peer group median and Lipper Index (with respect to the Lipper comparative universe) and average (with respect to the Morningstar comparative universe) for all relevant periods.

The Board also considered any differences in performance between similarly managed accounts and reviewed the performance of the Fund against a broad-based securities market benchmark.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of the Fund.  The Board reviewed information as to fees and expenses of advisers and funds within the relevant Lipper peer funds, fees charged by the Adviser to other similarly managed accounts, as well as information regarding fee offsets for separate accounts invested in the Fund.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 1.25% for the Class A shares and 1.00% for the Institutional Class shares (respectively, the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for the Class A shares was above the median and average of its peer group and the Fund’s total expense ratio for the Institutional Class shares was below the median and average of its peer group.  The Board also noted that the contractual advisory fee was above the median and average of its peer group, as well as the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by the Adviser from the Fund during the most recent fiscal period were higher than, but closer to, the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the net advisory fees received after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps was below the average of this segment of its peer group.  The Board also took

POPLAR FOREST PARTNERS FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

into consideration the services the Adviser provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were in line with the fees charged to the Adviser’s similarly managed account clients.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized by the Adviser as the assets of the Fund grow.  In this regard, the Board noted that the Adviser anticipated recognizing certain economies of scale if Fund assets should increase materially from current levels.  Particularly, the Board noted that the Fund’s contractual advisory fee was subject to breakpoints as the assets of the Fund increase.  The Board also noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but indicated they would revisit this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund.  The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional benefits derived by the Adviser from its relationship with the Fund, such as benefits received in exchange for “soft dollars” and Rule 12b-1 fees.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate resources and profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Poplar Forest Partners Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Adviser, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Poplar Forest Partners Fund would be in the best interest of the Fund and its shareholders.

POPLAR FOREST PARTNERS FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Poplar Forest Capital, LLC
70 South Lake Avenue, Suite 930
Pasadena, CA  91101

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 522-8860

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-877-522-8860.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*  /s/ Douglas G. Hess__
          Douglas G. Hess, President

Date  6/4/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Douglas G. Hess__
          Douglas G. Hess, President

Date  6/4/13

By (Signature and Title)* /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date  6/4/13

* Print the name and title of each signing officer under his or her signature